UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 4, 2010

NEW LEAF BRANDS, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-22024	77-0125664
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9380 E. Bahia Drive, Suite A201, Scottsdale, Arizona 85260

(Address of principal executive offices)(Zip Code)

(480) 951-3956

(Registrants telephone number, including area code)

N/A

(Former name of former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02

Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers.

On March 4, 2010, David Tsiang tendered and our Board of Directors accepted his resignation as a member of our Board of Directors.  Mr. Tsiang will remain in his position as our Chief Financial Officer. His compensation remains the same.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 5, 2010	/s/ Eric Skae
(Signature) Print Name: Eric Skae Title: Chief Executive Officer